Fox - Pitt, Kelton Bermuda in Boston Conference September 19, 2006

Forward Looking Statements Safe Harbor Statement Regarding Forwarding-Looking Statements Management believes certain statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward- looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events. 1

Agenda Our Company and Strategy Developments Since KRW Underwriting Results Selected Financial Data Market Outlook Summary and Conclusion Q&A 2

Platinum Overview Bermuda-based reinsurance company Financial strength rating of "A" from A.M. Best Multi-line underwriting strategy focused on profitability not market share Experienced management team aligned with shareholder interests Strong balance sheet Free of pre-2002 exposures High quality investment portfolio Not dependent on retrocessional capacity 3

Our goal is to achieve attractive long-term returns for our shareholders, while establishing Platinum as a disciplined risk manager and market leader in selected classes of property and casualty reinsurance, through the following strategies: Operate as a multi-class reinsurer Focus on profitability, not market share Exercise disciplined underwriting and risk management Operate from a position of financial strength Platinum's Strategy 4

Executive Management and Independent Directors Name Title Years in Industry Steven H. Newman Chairman of the Board 42 Michael D. Price Chief Executive Officer and Director 17 Joseph F. Fisher Chief Financial Officer 28 Kenneth A. Kurtzman Chief Risk Officer 15 Michael E. Lombardozzi Chief Administrative Officer and General Counsel 19 H. Elizabeth Mitchell President, Platinum U.S. 21 Robert S. Porter Chief Executive Officer, Platinum Bermuda 18 Neal J. Schmidt Chief Actuary 27 Average: 23 Independent Directors Name Occupation H. Furlong Baldwin Chairman of the Board of Nasdaq Stock Market Inc., past Chairman and CEO of Mercantile Bankshares Corporation Jonathan F. Bank Of Counsel to Lord Bissell & Brook LLP Dan R. Carmichael President, Chief Executive Officer and a Director of Ohio Casualty Corporation Robert V. Deutsch Past Executive Vice President and Chief Financial Officer of CNA Financial Corporation Peter T. Pruitt Past Chairman of Willis Re Inc. Executive Management 5

Management Aligned with Shareholder Interests Equity ownership is a significant component of Platinum's compensation program Share ownership guidelines: Chief Executive Officer 100,000 shares Executive Officers 30,000 - 50,000 shares Annual Incentive Plan provides for bonuses paid in a combination of common shares and cash. Share component is as follows: Chief Executive Officer 50% Executive Officers 25% - 37.5% Selected Senior Officers Up to 25% Annual awards under the Share Incentive Plan are comprised of 50% share options and 50% restricted share units, typically vesting over a four year period Executive Incentive Plan provides for annual awards of share-based compensation subject to achievement of Company performance objectives over a multi-year period 6

KRW Related Developments Raised approximately $450 million of new capital (preferred and common shares) Financial strength rating of "A" affirmed by A.M. Best Updated our beliefs about frequency and damageability of hurricanes Adjusted our catastrophe risk management criteria (e.g., from 30% of total capital to no more than 20% of total capital for a single one-in- 250 year catastrophe on a PML basis) Emphasized catastrophe excess of loss over pro rata Purchased new retrocession protection 7

Hurricane Activity All Categories All Categories Categories 3 to 5 Categories 3 to 5 All Categories US Landfalling Average Annual Atlantic Hurricanes from 1950 - 2005* Current Forecast Average Annual Atlantic Hurricanes from 1950 - 2005* Current Forecast 6.2 2.7 2.7 2.7 1.5 Saunders 8/06 Saunders 8/06 7.9 3.5 3.5 3.5 2.0 NOAA 8/06 NOAA 8/06 8.0 3.5 3.5 3.5 2.5 Gray 8/06 Gray 8/06 7.0 3.0 3.0 3.0 n/a Accuweather 5/06 Accuweather 5/06 n/a n/a n/a n/a 5.0 2006 Year to Date (September 14, 2006) 2006 Year to Date (September 14, 2006) 3 1 1 1 0 *Source: Department of Atmospheric Science, Colorado State University 8

Underwriting Results Excess-of-Loss Overall Combined Ratio Components Achieved underwriting profit in all periods except 2005 Inception to date combined ratio of 98.6% Maintained underwriting expenses at approximately 5% 9

Underwriting Results by Segment Combined Ratio by Segment Property and Marine and Finite Risk segments reflect the impact of catastrophe losses Casualty segment has performed well since inception 10

Net Premiums Written Growth in net premiums written in all segments from 2003 - 2005 reflected hard market conditions following September 11th terrorism event Our focus on underwriting profitability, emphasis on catastrophe excess of loss business and the decline of the finite segment resulted in less premium written and earned in the six months ended June 30, 2006 vs. all prior periods United States 6 months thru June 30 11

Property and Marine Segment Large and diverse portfolio of Property and Marine business Current portfolio perceived to offer a better risk reward trade off than last year's portfolio Portfolio repositioned in 2006: Emphasized catastrophe XOL over risk and pro rata Risk excess business written with lower levels of catastrophe coverage included in the product Large crop contract expired Current Inforce(1) Premiums by Line of Business (1) Total estimated premiums of $460 million for contracts with effective dates prior to August 1, 2006 and expiration dates subsequent to August 1, 2006. NA Property Proportional NA Property Cat NA Property Risk Other Property Marine / Aviation Proportional Marine / Aviation Excess Int'l Property Proportional Int'l Property Cat Int'l Property Risk 34.9 131.2 78.7 50.9 2.8 28.8 11.2 95.2 23.9 12

Estimated Net Loss US/Caribbean Hurricane US Earthquake Pan-European Windstorm Japan Earthquake Japan Typhoon 250 year 311 329 243 312 156 100 year 247 253 202 135 133 20 year 133 65 102 19 20 US Caribbean Hurricane US Earthquake Pan-European Windstorm Japan Earthquake Japan Typhoon Gross 497 463 299 319 158 Net 311 329 243 312 156 Exposures as of July 1, 2006. See notes in Platinum's Financial Supplement for the period ended June 30, 2006 Estimated Exposures to Peak Zone Property Catastrophe Losses 13

Casualty Segment Excellent rating provided access to quality business Lead underwriter on substantial majority of our casualty business in market segment where a treaty-by-treaty analysis is critical Post KRW market conditions were stable now underlying rate levels are deteriorating Reduced accident and health and financial lines where pricing did not meet our standards We are reducing high excess and umbrella where pricing is not attractive United States Clash 1st Dollar GL 1st Dollar Other Casualty Excess Accident & Health Int'l Casualty Int'l Motor Financial Lines East 4 6 1 69 6 6 1 7 Current Inforce(1) Premiums by Line of Business 14 (1) Total estimated premiums of $660 million for contracts with effective dates prior to August 1, 2006 and expiration dates subsequent to August 1, 2006.

Finite Risk Segment Ongoing investigations have curtailed demand for limited risk transfer products What we do: Fully disclosed, limited risk reinsurance contracts covering typical insurance risks Cap on maximum profit in exchange for significant risk limiting contract features What we don't do: Retroactive covers such as loss portfolio transfers and adverse development covers Rely on any undisclosed side agreements Seek clients in financial distress Create special purpose vehicles Provide accounting advice Conceal our activities United States Finite Property Finite Casualty East 33.2 36.1 West North Current Inforce(1) Premiums by Line of Business 15 (1) Total estimated premiums of $70 million for contracts with effective dates prior to August 1, 2006 and expiration dates subsequent to August 1, 2006.

Financial Performance ($MM) Summary Financials 16

Platinum's Quarterly Book Value per Share and Annualized Returns 17 Annualized Return on Average Equity* *From 2005 annualized returns are calculated as net income to common shareholders divided into average common shareholders' equity

Investment Portfolio At June 30, 2006 total invested assets were $4.0 billion Ratio of invested assets to equity: 2.4 to 1 Net investment income increased approximately 180% over a 3.5 year period Improved quality and yield while shortening duration Excess-of-Loss United States Book yield: 4.1% 4.3% 4.4% 4.6% 18

Investment Portfolio High quality, diversified investment portfolio Fixed Maturities: All investment grade bonds Duration - 3.2 years(1) Average book yield 4.6% Dollar weighted average credit quality of Aa2 Fixed Maturities by Industry Fixed Maturities by Rating U.S. Govt & U.S. Govt Agencies 6 Mortgage and Asset Backed Securities 39 Municipal Bonds 6 Foreign Governments and States 4 Corporate Bonds 45 (1) Duration of Investment Portfolio excludes cash and cash equivalents of $711 million. Aaa 56 Aa 17 A 23 Baa 4 19 Data as at June 30, 2006

Capital Composition ESUs ($137.5M) Common Equity ($1,067.2M) ESUs ($137.5M) Common Equity ($1,133.0M) Common equity ($1,372.7M) Preferred Shares* ($167.5M) Common Equity ($1,471.3M) Preferred Shares* ($167.5M) Senior Notes ($250.0M) Senior Notes ($250.0M) December 31, 2003 December 31, 2004 December 31, 2005 June 30, 2006 Total Capitalization $1,204.7 $1,270.5 $1,790.2 $1,888.8 (in millions) Debt/Total Adjusted Capital Ratio: 0.0% 0.0% 14.0% 13.2% Debt + Hybrid/Total Adjusted Capital Ratio: 11.4% 10.8% 23.3% 22.1% 11% 89% 11% 89% 13% 77% 9% 14% 9% 78% 20 * Convert to common equity on December 1, 2008

Market Conditions and Outlook - Property and Marine Changes to vendor models imply increased frequency and severity of Atlantic hurricanes Rating agency capital requirements increased for catastrophe exposed business Many forecasters anticipated active 2006 Atlantic hurricane season Leading to: Reduced supply, increased demand, rising prices Capital raising Proliferation of side cars Start-ups Outlook: Demand will remain strong for catastrophe risk transfer products Supply will increase due to light 2006 catastrophe season (so far), more side cars and more start-ups Prices will rise in the first half of 2007 for US Catastrophe exposed business Platinum will maintain or increase net catastrophe risk in 2007 21

Market Conditions and Outlook - Casualty Deteriorating primary rate level adequacy Reinsurers feel pressure to diversify Favorable results (so far) in 2006 Leading to: Increased supply, falling prices Outlook: Many reinsurers will chase the market down Reinsurance terms and conditions will weaken Platinum will write less casualty business in 2007 22

Market Conditions and Outlook - Finite On-going industry-wide investigations FASB considering bifurcation proposal Company managements and auditors paying closer attention to finite transactions Leading to: Lower demand Lower supply More risk transfer required Outlook: Lines between finite and traditional business blurring Platinum will write little finite in 2007 23

Summary and Conclusion Bermuda-based reinsurance company Financial strength rating of "A" from A.M. Best Multi-line underwriting strategy focused on profitability not market share Experienced management team aligned with shareholder interests Strong balance sheet Free of pre-2002 exposures High quality investment portfolio Not dependent on retrocessional capacity Current market conditions allow ample opportunity to underwrite a significant, profitable and diverse portfolio of treaty reinsurance, although the opportunity is more narrowly focused today than in the aftermath of the September 11th terrorism event 24